UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2021 (August 9, 2021)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZZ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock trades on the over-the-counter market under the symbol HTZZ.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Agreements

On August 16, 2021, the Board of Directors (the “Board”) of Hertz Global Holdings, Inc. (the “Company”) approved, upon the recommendation of the Compensation Committee of the Board (the “Committee”), retention agreements providing for retention bonuses for the following named executive officers (“NEOs”):

Paul E. Stone, President and Chief Executive Officer	$1,400,000
Kenny Cheung, Executive Vice President and Chief Financial Officer	$660,000
M. David Galainena, Executive Vice President, General Counsel and Secretary	$605,000
Opal Perry, Executive Vice President and Chief Information Officer	$500,000

Such retention bonuses are to be paid within 3 days of receipt of a signed retention agreement from the executive. The retention agreements provide that the retention bonuses will be subject to a clawback provision in the event that the employee’s employment with the Company terminates before January 1, 2022 for any reason other than a Qualifying Termination. A Qualifying Termination is a termination by the Company other than for “cause” or on account of death or disability. In the event of a voluntary termination by the executive, the clawback amount will be a pro rated amount based upon the portion of the service period that has elapsed prior to the termination. In the event of a termination for “cause”, the clawback amount will be 100% of the retention bonus. The executive must execute a release of claims within 60 days of a Qualifying Termination to retain the retention bonus (except in the case of death).

The foregoing description of the form of employee retention agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the form of employee retention agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Severance Arrangements

Also on August 16, 2021, the Board approved, upon the recommendation of the Committee, the 2021 Hertz Global Holdings, Inc. Severance Plan for Senior Executives.

The 2021 Hertz Global Holdings, Inc. Severance Plan for Senior Executives provides for certain severance benefits for the Company’s senior executives (the Company’s chief executive officer and executive vice president-level employees, which group includes the Company’s NEOs) in the event of a “Qualifying Termination” which is a termination by the Company other than for “cause”, death or disability. In the event of a “Qualifying Termination”, the senior executives will be eligible for severance equal to (a) 1.5 times their base salary and target annual bonus, (b) payment of a pro-rata bonus for the year of termination based on actual achievement of performance metrics, (c) continued medical and continued health benefits for 18 months following termination and (d) outplacement services of up to $25,000. The participants must execute a release of claims within 60 days following termination to be eligible for benefits. The plan contains certain covenants regarding confidential information, non-competition, non-solicitation and non-disparagement.

The foregoing description of the 2021 Hertz Global Holdings, Inc. Severance Plan for Senior Executives does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the 2021 Hertz Global Holdings, Inc. Severance Plan for Senior Executives, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Second Half 2021 Incentive Compensation

Also on August 16, 2021, the Board approved, upon the recommendation of the Committee, the design of a cash incentive program for the Company’s U.S. and Corporate segments for the second half of calendar year 2021 (the “2H 2021 EICP”). The 2H 2021 EICP was developed to continue to motivate the achievement of the Company’s key goals for 2021 by the Company’s U.S. and Corporate segment employees, whose previous 2021 incentive compensation arrangements were paid out on a pro-rated basis in July 2021 based on then-measured achievement through June 30, 2021.

The 2H 2021 EICP performance objectives include the following financial and operational metrics (the “Performance Metrics”): (i) adjusted EBITDA, weighted 50%; (ii) adjusted operating cash flow, weighted 30%; and (iii) net promoter score, weighted 20%. Participants in the 2H 2021 EICP, including our NEOs, will be eligible to receive incentive-based compensation awards in the form of a cash lump sum payment, subject to certification by the Company of actual performance results following the end of the calendar year and pro-rated for the partial year performance period. The target award amount for each NEO covered by the 2H 2021 EICP is based on a percentage of such NEO’s 2021 prorated base salary for the second half of 2021 as follows: 140% for Paul Stone; 80% for Kenny Cheung; 80% for M. David Galainena; and 80% for Opal Perry.

The NEOs are eligible to earn an award ranging from 0% to 200% of their respective target awards based the Company’s achievement level relative to goals set for each Performance Metric. In order for any bonus to be paid under the 2H 2021 EICP, the Company must achieve at least the threshold performance level for the adjusted EBITDA Performance Metric.

ITEM 7.01 REGULATION FD DISCLOSURE.

On August 9, 2021, the Company provided pre-recorded audio commentary in connection with the Company’s second quarter 2021 financial results, from Paul Stone, the Company’s President and Chief Executive Officer, and Kenny Cheung, the Company’s Chief Financial Officer. As announced prior to August 9, 2021, the audio commentary was made available to the public on the Investor Relations section of the Company’s website.

A copy of the audio commentary is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Title
10.1	Form of Employee Retention Letter Agreement.
10.2	2021 Hertz Global Holdings, Inc. Severance Plan for Senior Executives.
99.1	Hertz Global Holdings, Inc. Second Quarter 2021 Earnings Prepared Remarks.
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION (each, a Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date: August 17, 2021